UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2010

Unigene Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

On July 23, 2010, Unigene Laboratories, Inc. issued a press release regarding the Phase III study of oral calcitonin being conducted by Novartis and its partner Nordic Bioscience.  A copy of the press release is attached hereto as Exhibit 99.1 and it is incorporated herein by reference.  In addition, Unigene issued a second press release on July 23, 2010 regarding the Phase III study of oral calcitonin being conducted by Tarsa Therapeutics, Inc.  A copy of that press release is attached hereto as Exhibit 99.2 and it is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated July 23, 2010 regarding Novartis and Nordic Bioscience’s Phase III study

99.2	Press Release dated July 23, 2010 regarding Tarsa Therapeutics, Inc.’s Phase III study

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

	By:	/s/ William Steinhauer
William Steinhauer, Vice President of Finance

Date: July 23, 2010

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Exhibit Index

Exhibit No.	Document Description
99.1	Press Release dated July 23, 2010 regarding Novartis and Nordic Bioscience’s Phase III study

99.2	Press Release dated July 23, 2010 regarding Tarsa Therapeutics, Inc.’s Phase III study

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